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                                                                  Exhibit 10.1

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT dated as of December 19, 1997 (this "First Amendment") by and among Heftel Broadcasting Corporation, a Delaware corporation (the "Company"), McHenry T. Tichenor, Sr., McHenry T. Tichenor, Jr., Warren W. Tichenor, William E. Tichenor, Jean T. Russell, The David T. Tichenor Trust, Jeffrey T. Hinson and David D. Lykes.

                                   RECITALS

     A. The parties hereto are original parties to, or successors in interest to original parties to, that certain Registration Rights Agreement dated as of February 14, 1997 (the "Existing Agreement") and constitute all of the "Holders" thereunder.

     B. Prime II Management, L.P., PrimeComm, L.P., Alta Subordinated Debt Partners and Richard A. Del Castillo were parties to the Existing Agreement but no longer own any Registrable Securities (as defined in the Existing Agreement) and are no longer "Original Holders" or "Holders" under the Existing Agreement.

     C. David T. Tichenor has transferred all of his Registrable Securities to The David T. Tichenor Trust, which remains subject to the Existing Agreement.

     D. The Company has registered 700,000 shares of Registrable Securities in a shelf Registration Statement (File No. 333-42171) filed pursuant to Rule 415 of the Securities Act with the Securities and Exchange Commission on December 12, 1997.

     E. The Company and the Holders desire to amend the Existing Agreement to, among other things, (i) shorten to 10 days the notice period for equity offerings subject to piggyback registration rights and (ii) clarify that piggyback rights apply to certain equity offerings relating to registration statements filed pursuant to Rule 415 of the Securities Act (as defined in the Existing Agreement), i.e., shelf registration statements.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Existing Agreement.

     SECTION 2.   AMENDMENT OF THE DEFINITION OF "REGISTRABLE SECURITIES".
The definition of "Registrable Securities" is hereby amended as follows: (i) to replace the word "or" immediately before the clause "(f)" with a comma, and (ii) to insert a new clause (g) to read "or (g) the Holder of such Registrable Securities shall have terminated in writing to the Company all registration rights with respect to such securities."

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     SECTION 3.   ADDITION OF THE DEFINITION OF "REGISTRATION STATEMENT".  The
definition of "Registration Statement" is hereby added to read in its entirety as follows:

          "Registration Statement" means that certain Registration Statement (Registration No. 333-42171) filed with the Commission on December 12, 1997, as it may be amended or supplemented from time-to-time.

     SECTION 4.   AMENDMENT OF SECTION 3(a) OF THE EXISTING AGREEMENT.
Section 3(a) of the Existing Agreement is hereby amended to read in its entirety as follows:

          3(a) Subject to the provisions of this Agreement, if the Company proposes to file (i) a registration statement under the Securities Act or
     (ii) a prospectus supplement under Rule 424(b) of the Securities Act relating to a registration statement filed pursuant to Rule 415 of the Securities Act, in either case relating solely to a specific offering of any equity securities by the Company for its own account or for the account of any of its equity holders (other than an Exempt Registration Statement), then the Company shall give written notice of such proposed filing to the Holders of the Registrable Securities as soon as practicable (but in no event less than (a) 30 days before the anticipated effective date of such registration statement relating to a specific offering of equity securities or (b) 10 days prior to the first filing of a prospectus supplement under Rule 424(b) of the Securities Act relating to a specific offering of equity securities pursuant to a registration statement filed pursuant to Rule 415 of the Securities Act, as applicable), and such notice shall offer the Piggyback Holders (hereinafter defined) the opportunity to register or offer, as applicable, such number of Registrable Securities as each Piggyback Holder may request (a "Piggyback Registration"). Subject to
     Section 3(b), the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in such offering by the Holders receiving notice of the Piggyback Registration (the "Piggyback Holders"). Each Piggyback Holder shall be permitted to withdraw all or part of such Piggyback Holder's Piggyback Securities from a Piggyback Registration at any time prior to (x) the effective date of any registration statement relating solely to a specific offering of equity securities or (y) the date on which an underwriting agreement, placement agreement, selling agent agreement or similar agreement is entered into by the Company for a specific offering of equity securities pursuant to a registration statement filed pursuant to Rule 415 of the Securities Act, as applicable.

     SECTION 5.   AMENDMENT OF SECTION 3(b) OF THE EXISTING AGREEMENT.
Section 3(b) of the Existing Agreement is amended to add the following sentence at the end of such Section.

     This Section 3(b) shall also apply to offerings of equity securities pursuant to a registration statement filed pursuant to Rule 415 of the Securities Act, and in such case any reference in this Section 3(b) to including Registrable Securities in a "registration statement" or in such "registration" or to such securities or similar securities being "registered" shall mean, as the context requires, including such Registrable Securities in the proposed offering, including in any prospectus supplement relating to such offering filed pursuant to 424(b) relating to such offering under such registration statement.

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     SECTION 6.   AMENDMENT OF SECTION 4(a) OF THE EXISTING AGREEMENT.
Section 4(a) of the Existing Agreement is hereby amended to read in its entirety as follows:

          4(a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each Holder of Registrable Securities (whether or not such Registrable Saturates are included in a registration statement pursuant hereto) agrees not to effect any public sale or distribution of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, including a sale pursuant to Rule 144 under the Securities Act, during the 10 days prior to, and during the 180-day period beginning on the date the Underwriting Agreement is executed by the Underwriters, the Company and any selling shareholders relating to a firm commitment underwritten public offering of Common Stock or securities convertible into, or exchangeable or exercisable for Common Stock, except as part of such registration, if and to the extent requested by the Company in the case of a nonunderwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

     SECTION 7.   AMENDMENT OF SECTION 4(b) OF THE EXISTING AGREEMENT.
Section 4(b) of the Existing Agreement is hereby amended to read in its entirety as follows:

          4(b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees (i) other than pursuant to an Exempt Registration Statement, not to effect any public sale or distribution of any securities similar to those being registered or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to, and during 180-day period (or such lesser period as agreed to by the managing Underwriter or Underwriters of such offering) beginning on the date the Underwriting Agreement, placement agreement, selling agent agreement or similar agreement is executed by the Underwriters or placement agent, as the case may be, the Company and any selling shareholders, unless the sale or distribution is pursuant to such registration statement pursuant to
     Section 3(b) or the Holders are participating in such registration statement pursuant to Section 3, and such offering was initiated by the Company with respect to the sale of securities by the Company and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period described in (i) above, including a sale pursuant to Rule 144 under the Securities Act (except as part of any such registration, if permitted); PROVIDED, HOWEVER, that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

     SECTION 8. NEW SECTION 15. A new Section 15 is hereby added to read in its entirety as follows:

          15. HOLDER SHELF REGISTRATION STATEMENT. Subject to the terms of this Agreement, each Holder who has registered Registrable Securities under the Registration Statement may offer or sell Registrable Securities under the Registration Statement (or any other registration statement filed under Rule 415 of the Securities Act under which Registrable Securities of

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     such holder are registered) only with the prior written approval of the
     Company. Each Holder who has not registered Registrable Securities in the Registration Statement hereby waives any and all piggyback registration rights under Section 3 of the Agreement that such Holder may have with respect to (i) the filing of the Registration Statement and (ii) the first firmly underwritten public offering of Common Stock pursuant to the Registration Statement (as to which such Holder also waives notice under the Agreement), provided that such waiver will not apply to any such offering commencing after December 31, 1998. Each Holder who has registered Registrable Securities in the Registration Statement hereby agrees that the number of shares of Common Stock that such Holder may request that the Company include in the first firmly underwritten public offering of Common Stock pursuant to the Registration Statement will not exceed the number of shares of Registrable Securities owned by such Holder which are registered in the Registration Statement, provided that such limitation will not apply to any such offering commencing after December 31, 1998.

     SECTION 9. EFFECTIVENESS. This First Amendment is effective as of the date first above written.

     SECTION 10. MISCELLANEOUS. This First Amendment may be executed in counterparts, each of which shall be deemed to be an original First Amendment. This First Amendment shall be governed, and construed in accordance with, the internal laws of the State of Texas, without regard to its principles of conflicts. Each reference to the Registration Rights Agreement from and after the date hereof shall be deemed to refer to the Existing Agreement as amended hereby, unless otherwise specifically stated. Except as otherwise expressly amended by this First Amendment, the Existing Agreement is and shall continue to be in full force and effect in accordance with its terms.

     SECTION 11. CONSENT TO FIRST AMENDMENT TO CLEAR CHANNEL REGISTRATION RIGHTS AGREEMENT; VOTING AGREEMENT. Each of the undersigned consents to the First Amendment to the Clear Channel Registration Rights Agreement in substantially the form attached hereto as Exhibit A. In consideration for Clear Channel consenting to this First Amendment, each of the undersigned stockholders of the Company who is a party to that certain Voting Agreement dated as of July 1, 1996 hereby agrees to vote all shares of Common Stock then owned by such stockholder in favor of a proposal in increase the Company's authorized capital to 150,000,000 shares of Class A (or such other amount as is acceptable to Clear Channel and the Company), both pursuant to the Voting Agreement and at the next stockholders meeting of the Company at which such proposal is presented to the stockholders of the Company for a vote.

                           (SIGNATURE PAGE FOLLOWS)

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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              HEFTEL BROADCASTING CORPORATION

                              By: /s/ McHenry T. Tichenor, Jr.
                                 -----------------------------------------
                              Name: McHenry T. Tichenor, Jr.
                              Title: President and Chief Executive Officer


                                /s/ McHenry T. Tichenor, Sr.
                              --------------------------------------------
                              McHenry T. Tichenor, Sr.


                                /s/ McHenry T. Tichenor, Jr.
                              --------------------------------------------
                              McHenry T. Tichenor, Jr.


                                /s/ Warren W. Tichenor
                              --------------------------------------------
                              Warren W. Tichenor


                                /s/ William E. Tichenor
                              --------------------------------------------
                              William E. Tichenor


                              THE DAVID T. TICHENOR TRUST

                              By: Colorado National Bank, Trustee
                                    By:  /s/ Craig V. McGarry
                                        ----------------------------------
                                    Name: Craig V. McGarry
                                    Title: Senior Vice President


                                /s/ Jean T. Russell
                              --------------------------------------------
                              Jean T. Russell


                                /s/ Jeffrey T. Hinson
                              --------------------------------------------
                              Jeffrey T. Hinson

                                /s/ David D. Lykes
                              --------------------------------------------
                              David D. Lykes